UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2019

Zafgen, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36510	20-3857670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Center Plaza, Suite 610 Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 622-4003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZFGN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 17, 2019, Zafgen, Inc. (“Zafgen”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Chondrial Therapeutics, Inc., a privately held biotechnology company (“Chondrial”), Chondrial Therapeutics Holdings, LLC, the sole stockholder of Chondrial (“Holdings”) and Zordich Merger Sub, Inc., a wholly owned subsidiary of Zafgen (“Merger Sub”), pursuant to which Chondrial will be merged with and into Merger Sub (the “Merger”) at the effective time of the Merger, with Chondrial continuing after the Merger as the surviving company and a wholly-owned subsidiary of Zafgen.

Under the exchange ratio formula in the Merger Agreement, as of immediately after the Merger, the former Chondrial securityholders are expected to own approximately 60% of the outstanding shares of Zafgen common stock on a fully-diluted basis and securityholders of Zafgen as of immediately prior to the Merger are expected to own approximately 40% of the outstanding shares of Zafgen common stock on a fully-diluted basis. Under certain circumstances further described in the Merger Agreement, the ownership percentages may be adjusted upward or downward based on the level of Zordich’s net cash at the closing of the Merger and certain other adjustments. There can be no assurances as to Zordich’s level of net cash between now and closing.

The Merger Agreement contains a customary “no-shop” provision under which neither Zafgen nor Chondrial is permitted to (i) solicit any alternative acquisition proposals, (ii) furnish any non-public information to any person in connection with or in response to any alternative acquisition proposal, (iii) engage in any negotiations or discussions with any person with respect to any alternative acquisition proposal, (iv) approve, endorse or recommend any alternative acquisition proposal, or (v) enter into any agreement relating to any alternative acquisition proposal. The “no-shop” provision is subject to certain exceptions that permit the board of directors of Zafgen (the “Zafgen Board”) to comply with its fiduciary duties, which, under certain circumstances, would enable Zafgen to provide information to, and enter into discussions or negotiations with, third parties in response to any alternative acquisition proposals.

The Merger Agreement provides each of Zafgen and Chondrial with specified termination rights, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $3,375,000. In addition, in connection with certain terminations of the Merger Agreement, either party may be required to pay the other party’s third party expenses up to $350,000.

The Merger Agreement provides that, immediately following the Effective Time, as defined in the Merger Agreement, the board of directors of the combined company will consist of Peter Barrett, Ph.D., Carole Ben-Maimon, M.D., Thomas Daniel, M.D., Thomas Hamilton, Jonathan Leff, Frank Thomas, and one additional designee of Deerfield Management (until each of their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal). In connection with the Merger, Zafgen will seek to amend its certificate of incorporation to: (i) effect a reverse split of Zafgen common stock at a ratio to be determined by Zafgen and Chondrial, which is intended to ensure that the listing requirements of the Nasdaq Global Market are satisfied and (ii) change the name of Zafgen to “Larimar Therapeutics, Inc.”.

Zafgen’s and Chondrial’s obligations to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining the requisite approvals of the stockholders of Zafgen and Chondrial, including the approval of the charter amendments by the stockholders of Zafgen, and the preparation of a proxy statement, as well as satisfaction of minimum net cash thresholds of $30,000,000 by Zordich and not less than zero by Chondrial. Holdings, in its capacity as the sole stockholder of Chondrial, has approved the Merger Agreement by written consent.

The Zafgen Board has unanimously approved the Merger Agreement and the related transactions, and has adopted resolutions recommending the requisite stockholder approval for the issuance of the shares of Zafgen common stock pursuant to the Merger. Zafgen has agreed to hold a stockholders’ meeting to submit certain matters to its stockholders for their consideration. In connection with the Merger, Zafgen intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant materials in connection with the proposed transactions.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Zafgen or Chondrial. The Merger Agreement contains representations, warranties and covenants that Zafgen and Chondrial made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between Zafgen and Chondrial and may be subject to important qualifications and limitations agreed to by Zafgen and Chondrial in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between Zafgen and Chondrial rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Zafgen’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Stockholder Support Agreements

In connection with the execution of the Merger Agreement, Zafgen entered into stockholder support agreements (the “Stockholder Support Agreements”) with its current directors and certain officers and its largest stockholder, which collectively beneficially own or control an aggregate of approximately 9.7% of the outstanding shares of Zafgen common stock. The Stockholder Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted, all of the shares of Zafgen’s common stock beneficially owned by such stockholder in favor of the stockholder proposals submitted at the Zafgen stockholders meeting to be held in connection with the Merger.

The foregoing description of the Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Stockholder Support Agreement, which is provided as Exhibit A to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lockup Agreements

Concurrently and in connection with the execution of the Merger Agreement, Chondrial’s chief executive officer and chief financial officer, current directors of Chondrial and Holdings, in its capacity as the sole stockholder of Chondrial, who collectively own or control 100% of Chondrial’s voting securities, and Zafgen’s current directors, certain officers of Zafgen and Zafgen’s largest stockholder, which collectively beneficially own or control an aggregate of approximately 9.7% of the outstanding shares of Zafgen common stock, entered into lock-up agreements with Zafgen, pursuant to which each stockholder will be subject to a 180 day lockup on the sale of shares of Zafgen common stock received in the Merger (the “Lockup Agreements”).

The foregoing description of the Lockup Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lockup Agreement, which is provided as Exhibit B to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares to be issued by Zafgen in the Merger will be issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(2) of the Securities Act, and other applicable requirements were met.

Item 5.01	Changes in Control of Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On December 18, 2019, Zafgen and Chondrial issued a joint press release announcing, among other things, the execution of the Merger Agreement and Zafgen and Chondrial held a conference call with investors to discuss the proposed Merger. Copies of each of the press release and the presentation used in connection with the investor conference call are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and each are incorporated herein by reference.

On December 18, 2019, Chondrial issued a press release announcing, among other things, the Dosing of First Patients in Phase 1 Clinical Trial of CTI-1601 for Treatment of Friedreich’s Ataxia. A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information about the Proposed Merger and Where to Find It

This communication relates to the proposed merger transaction involving Zafgen and Chondrial and may be deemed to be solicitation material in respect of the proposed merger involving Zafgen and Chondrial. In connection with the proposed merger, Zafgen intends to file relevant materials with the SEC, including a proxy statement relating to the approval of the merger agreement. Investors and security holders of Zafgen are urged to read these materials when they become available because they will contain important information about Zafgen, Chondrial and the proposed merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Zafgen with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Zafgen by directing a written request to: Zafgen, Inc., 3 Center Plaza, Suite 610, Boston, Massachusetts 02108, Attention: Secretary.

Investors and security holders are urged to read the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Zafgen and its directors and executive officers and Chondrial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Zafgen in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Zafgen is also included in Zafgen’s definitive proxy statement in connection with its 2019 Annual Meeting of Stockholders filed with the SEC on April 26, 2019. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Secretary of Zafgen at the address above.

Zafgen Forward-Looking Information is Subject to Risks and Uncertainty

This communication contains forward-looking statements based upon Zafgen’s and Chondrial’s current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed merger; the combined company’s listing on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company; the combined company’s expected cash position at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; and other statements that are not historical fact. Actual results and the timing of events may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed merger are not satisfied, including the failure to timely obtain stockholder approval for the proposed merger, if at all; (ii) uncertainties as to the timing of the consummation of the proposed merger and the ability of each of Zafgen and Chondrial to consummate the proposed merger; (iii) risks related to Zafgen’s ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; (v) the risk that as a result of adjustments to the exchange ratio, Zafgen stockholders and Chondrial stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Zafgen’s common stock relative to the exchange ratio; (vii) unexpected costs, charges, expenditures or expenses resulting from the proposed merger; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; (ix) Zafgen’s ability to retain personnel as a result of the announcement or completion of the proposed merger; and (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results. Actual results and the timing of events may differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in Zafgen’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the SEC, and in other filings that Zafgen makes and will make with the SEC in connection with the proposed merger, including the proxy statement described above under “Additional Information about the Proposed Merger and Where to Find It.” You should not place undue reliance on these forward-looking statements, which apply only as of the date of this communication. Zafgen expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 17, 2019, by and among Zafgen, Inc., Chondrial Therapeutics, Inc., Chondrial Therapeutics Holdings, LLC, and Zordich Merger Sub, Inc. (1)

99.1	Joint press release of Zafgen, Inc., and Chondrial Therapeutics, Inc., dated December 18, 2019

99.2	Presentation for investor conference call held by Zafgen, Inc. and Chondrial Therapeutics, Inc. on December 18, 2019

99.3	Press release of Chondrial Therapeutics, Inc., dated December 18, 2019

(1)

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Zafgen agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that Zafgen may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAFGEN, INC.

Date: December 18, 2019	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield